EXHIBIT 99.1

Colony Bankcorp, Inc. Announces Fourth Quarter Results

FITZGERALD, Ga., Jan. 16, 2008 (PRIME NEWSWIRE) -- Colony Bankcorp, Inc. (Nasdaq:CBAN), today reported quarterly net income of $752,000 for the fourth quarter of 2007, down 71.20 percent from fourth quarter 2006 net income of $2,611,000. The reduction in earnings was the direct result of additional loan loss provisions due to the elevated risk of residential real estate and land development loans given the downturn in the real estate market during the past six months. Fourth quarter 2007 provision for loan losses were $3,253,000 compared to $997,000 for the same period in 2006 and to $850,000 for third quarter 2007. The increased provision is directly tied to higher risk in the residential and land development real estate loan portfolio and non-performing assets increasing to $16.35 million, or 1.73% of total loans and other real estate owned as of December 31, 2007. This compares to $9.05 million, or 0.96 percent as of December 31, 2006 and to $7.36 million, or 0.76% of total loans and other real estate as of September 30, 2007.

"In response to market conditions, management has extensively reviewed our loan portfolio with a particular emphasis on our residential and land development real estate exposure," said Al D. Ross, Chief Executive Officer of Colony Bankcorp. "We have spent the past ninety days evaluating the credit strength of our borrowers, assessing underlying collateral value and discussing the current status of projects with our customers. Senior management with experience in problem loan workouts have been identified and assigned responsibility to oversee the workout and resolution of problem loans. We will continue to closely monitor our real estate dependent loans throughout the company and focus on asset quality during this economic downturn."

During the fourth quarter internal loan review, higher risk characteristics were identified, primarily with the residential and land development real estate loan portfolio. Many of the loans are not currently past due but are now properly graded so that proper risk is assigned. This review necessitated increased provisions in order for management to believe that the level of the allowance for loan losses was adequate as of December 31, 2007. The loan loss reserve of $15,513,000 on December 31, 2007 was 1.64 percent of total loans compared to $11,989,000 or 1.27 percent on December 31, 2006 and $13,821,000 or 1.43 percent on September 30, 2007. Net charge-offs for the quarter were 0.16 percent of average loans, up from 0.14 percent for the fourth quarter of 2006, while net charge-offs for the calendar year 2007 were 0.25 percent, down from 0.30 percent for calendar year 2006.

The increase in non-performing assets are primarily attributable to one land development loan totaling $5.4 million in the Alabama gulf coast market, one residential real estate line totaling $882,000 in the Warner Robins market, and three residential and land development lines in the Georgia/South Carolina coastal market totaling $3.2 million. Management believes with the increase in non-performing assets and the movement of grades to properly identify risk in certain real estate loans that adequate provisions and allowance for loan losses have been recorded to address our real estate dependent loan exposure.

Ross added, "Although we are disappointed to report these credit issues, I am pleased with the progress we have made during the quarter in assessing the current credit risk, re-focusing management's activities and maintaining adequate reserve levels. As a result of the extensive loan review, ongoing senior management involvement with the resolution of problem loans and our strong capital and allowance for loan loss levels, we believe we are well positioned to manage through this difficult credit cycle."

Net income for 2007 was $8,547,000 compared to $10,152,000 for 2006 or a decrease of 15.81 percent. The decrease was primarily attributable to provision for loan losses increasing to $5,931,000 for 2007 compared to $3,987,000 for 2006, or an increase of 48.76 percent. Diluted earnings per share for 2007 were $1.19 compared to $1.41 per share for 2006 or a decrease of 15.60 percent. Return on assets for 2007 were 0.71 percent and return on equity was 10.60 percent, compared to 0.87 percent and 14.10 percent for 2006, respectively. With sluggish loan activity and reversal of interest for loans placed on non-accrual, net interest margin decreased to 3.75 percent for 2007 compared to 3.84 percent for 2006. The Company had total assets of $1,207,238,000, gross loans of $945,279,000 and total equity of $83,743,000 at December 31, 2007. Shareholder equity to total assets improved to 6.94 percent on December 31, 2007 compared to 6.31 percent on December 31, 2006 -- the strongest Company capital levels in recent years.

During the quarter the board of directors increased the quarterly cash dividend to $0.095 per share compared to $0.0925 per share in the third quarter of 2007 and to the cash dividend of $0.085 per share in the fourth quarter of 2006. The fourth quarter dividend payment represents an increase of 11.76 percent over the dividend payment in fourth quarter 2006.

Colony Bankcorp, Inc. is a multi-bank holding company headquartered in Fitzgerald, Georgia that consists of the following subsidiaries: Colony Bank of Fitzgerald, Colony Bank Wilcox, Colony Bank Ashburn, Colony Bank of Dodge County, Colony Bank Worth, Colony Bank Southeast, Colony Bank Quitman, FSB, Georgia First Mortgage Company and Colony Management Services, Inc. The Company conducts a general full service commercial, consumer and mortgage banking business through twenty-nine offices located in the middle and south Georgia cities of Fitzgerald, Warner Robins, Centerville, Ashburn, Leesburg, Cordele, Albany, Thomaston, Columbus, Sylvester, Tifton, Moultrie, Douglas, Broxton, Savannah, Eastman, Chester, Soperton, Rochelle, Pitts, Quitman and Valdosta, Georgia.

Colony Bankcorp, Inc. Common Stock is quoted on the Nasdaq National Market under the symbol "CBAN".

Certain statements contained in the preceding release that are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the "Act"), notwithstanding that such statements are not specifically identified. In addition, certain statements may be contained in the Company's future filings with the SEC, in press releases, and in oral and written statements made by or with the approval of the Company that are not statements of historical fact and constitute forward-looking statements within the meaning of the Act. Examples of forward-looking statements include, but are not limited to: (i) projections of revenues, income or loss, earnings or loss per share, the payment or nonpayment of dividends, capital structure and other financial items; (ii) statement of plans and objectives of Colony Bankcorp, Inc. or its management or Board of Directors, including those relating to products or services; (iii) statements of future economic performance; and (iv) statements of assumptions underlying such statements. Words such as "believes," "anticipates," "expects," "intends," "targeted" and similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements.

Forward-looking statements involve risks and uncertainties that may cause actual results to differ materially from those in such statements. Forward-looking statements speak only as of the date on which such statements are made. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made, or to reflect the occurrence of unanticipated events. Readers are cautioned not to place undue reliance on these forward-looking statements.

                              COLONY BANKCORP, INC.
                         FINANCIAL HIGHLIGHTS (UNAUDITED)
                  DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA

                                 QUARTER ENDED        YEAR-TO-DATE
       EARNINGS SUMMARY      12/31/07   12/31/06   12/31/07   12/31/06
                            ---------  ---------  ---------  ---------
 Net Interest Income        $  10,390  $  10,481  $  42,459  $  41,888
 Provision for Loan Losses      3,253        997      5,931      3,987
 Non-interest Income            1,805      1,788      7,817      7,312
 Non-interest Expense           7,950      7,478     31,580     29,844
 Income Taxes                     240      1,183      4,218      5,217
 Net Income                       752      2,611      8,547     10,152
 Operating Income                 752      2,611      8,426     10,152

                                 QUARTER ENDED        YEAR-TO-DATE
      PER SHARE SUMMARY      12/31/07   12/31/06   12/31/07   12/31/06
                            ---------  ---------  ---------  ---------
 Common Shares Outstanding  7,200,913  7,189,937  7,200,913  7,189,937
 Weighted Average
  Diluted Shares            7,194,514  7,179,017  7,197,331  7,177,737
 Net Income Per Weighted
  Average Diluted Shares    $    0.10  $    0.36  $    1.19  $    1.41
 Operating Income Per
  Weighted Average Diluted
  Shares                    $    0.10  $    0.36  $    1.17  $    1.41
 Dividends Declared
  Per Share                 $   0.095  $   0.085  $   0.365  $   0.325

                                 QUARTER ENDED        YEAR-TO-DATE
      OPERATING RATIOS (1)   12/31/07   12/31/06   12/31/07   12/31/06
                            ---------  ---------  ---------  ---------
 Net Interest Margin (a)         3.64%      3.70%      3.75%      3.84%
 Return on Average Assets
  Based on Net Income            0.25%      0.87%      0.71%      0.87%
 Return on Average Assets
  Based on Operating Income      0.25%      0.87%      0.69%      0.87%
 Return on Average Equity
  Based on Net Income            3.58%     13.83%     10.60%     14.10%
 Return on Average Equity
  Based on Operating Income      3.58%     13.83%     10.45%     14.10%
 Efficiency (b)                 64.68%     60.53%     62.37%     60.33%

 (1) Annualized.
 (a) Computed using fully taxable-equivalent net income.
 (b) Computed by dividing non-interest expense by the sum of fully taxable-equivalent net interest income and non-interest income.

                               QUARTER ENDED
      ENDING BALANCES       12/31/07     12/31/06
                          -----------  -----------
 Total Assets             $ 1,207,238  $ 1,213,504
 Loans, Net of Reserves       929,465      929,783
 Allowance for Loan Losses     15,513       11,989
 Goodwill                       2,412        2,412
 Intangible Assets                402          439
 Deposits                   1,018,297    1,042,446
 Stockholders' Equity          83,743       76,611
 Book Value Per Share     $     11.63  $     10.66
 Tangible Book Value
  Per Share               $     11.24  $     10.26
 Shareholders' Equity to
  Total Assets                   6.94%        6.31%

                            COLONY BANKCORP, INC.
                       FINANCIAL HIGHLIGHTS (UNAUDITED)
                  DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA

                              QUARTER ENDED          YEAR-TO-DATE
     AVERAGE BALANCES    12/31/07    12/31/06    12/31/07    12/31/06
                        ----------  ----------  ----------  ----------
 Total Assets           $1,214,481  $1,205,025  $1,204,165  $1,160,718
 Loans, Net of Reserves    945,891     930,665     934,083     900,711
 Deposits                1,018,526   1,033,741   1,021,537     990,968
 Stockholders' Equity       83,999      75,524      80,638      71,993

                             QUARTER ENDED           YEAR-TO-DATE
     ASSET QUALITY       12/31/07    12/31/06    12/31/07    12/31/06
                        ----------  ----------  ----------  ----------
 Nonperforming Loans    $   15,016  $    8,078  $   15,016  $    8,078
 Nonperforming Assets       16,348       9,048      16,348       9,048
 Net Loan Chg-offs
  (Recoveries)               1,561       1,316       2,407       2,760
 Reserve for Loan Loss
  to Gross Loans              1.64%       1.27%       1.64%       1.27%
 Reserve for Loan Loss
  to Non-performing Loans   103.31%     148.42%     103.31%     148.42%
 Reserve for Loan Loss
  to Non-performing Assets   94.89%     132.50%      94.89%     132.50%
 Net Loan Chg-offs
  (Recoveries) to Avg.
  Gross Loans                 0.16%       0.14%       0.25%       0.30%
 Nonperforming Loans
  to Gross Loans              1.59%       0.86%       1.59%       0.86%
 Nonperforming Assets
  to Total Assets             1.35%       0.75%       1.35%       0.75%
 Nonperforming Assets
  to Gross Loans And
  Other Real Estate           1.73%       0.96%       1.73%       0.96%

 Quarterly Comparative Data (in thousands, except per share data)

                  4Q2007     3Q2007     2Q2007      1Q2007    4Q2006

 Assets         $1,207,238 $1,213,270 $1,203,777 $1,191,407 $1,213,504
 Loans             929,465    954,066    940,786    917,984    929,783
 Deposits        1,018,297  1,018,755  1,021,743  1,024,632  1,042,446
 Equity             83,743     82,921     79,858     78,553     76,611
 Net Income            752      2,619      2,702      2,474      2,611
 Net Income
  Per Share           0.10       0.36       0.38       0.34       0.36
 Dividends
  Declared
  Per Share          0.095     0.0925       0.09     0.0875      0.085

 Key Performance
  Ratios          4Q2007     3Q2007     2Q2007      1Q2007    4Q2006

 Return on Assets  0.25%      0.87%      0.91%      0.82%      0.87%
 Return on Equity  3.58%     12.87%     13.58%     12.76%     13.83%
 Equity/Assets     6.94%      6.83%      6.63%      6.59%      6.31%
 Net Interest
  Margin           3.64%      3.81%      3.86%      3.70%      3.70%

 Consolidated Balance Sheets Colony Bankcorp, Inc.
  (in thousands)
                                          Dec. 31, 2007  Dec. 31, 2006
                                           ------------   ------------
                                           (unaudited)    (unaudited)
 ASSETS
 Cash and Cash Equivalents
   Cash and Due from Banks                 $     28,369   $     27,231
   Federal Funds Sold                            21,737         45,149
                                           ------------   ------------
                                                 50,106         72,380
                                           ------------   ------------
 Interest-Bearing Deposits                        1,467          3,076
                                           ------------   ------------
 Investment Securities
   Available for Sale, at Fair Value            167,123        149,236
   Held for Maturity, at Cost (Fair Value
    of $72 and $71 as of Dec. 31, 2007
    and Dec. 31, 2006, Respectively)                 68             71
                                           ------------   ------------
                                                167,191        149,307
                                           ------------   ------------
 Federal Home Loan Bank Stock, at Cost            5,533          5,087
                                           ------------   ------------
 Loans                                          945,279        942,273
   Allowance for Loan Losses                    (15,513)       (11,989)
   Unearned Interest and Fees                      (301)          (501)
                                           ------------   ------------
                                                929,465        929,783
                                           ------------   ------------
 Premises and Equipment                          27,504         27,453
                                           ------------   ------------
 Other Real Estate                                1,332            970
                                           ------------   ------------
 Goodwill                                         2,412          2,412
                                           ------------   ------------
 Other Intangible Assets                            402            439
                                           ------------   ------------
 Other Assets                                    21,826         22,597
                                           ------------   ------------
 Total Assets                              $  1,207,238   $  1,213,504
                                           ============   ============

 LIABILITIES AND STOCKHOLDERS' EQUITY

 Deposits
   Noninterest-Bearing                     $     85,807   $     77,336
   Interest-Bearing                             932,490        965,110
                                           ------------   ------------
                                              1,018,297      1,042,446
                                           ------------   ------------

 Borrowed Money
   Federal Funds Purchased                        1,346          1,070
   Subordinated Debentures                       24,229         24,229
   Other Borrowed Money                          73,600         61,500
                                           ------------   ------------
                                                 99,175         86,799
                                           ------------   ------------

 Other Liabilities                                6,023          7,648
                                           ------------   ------------

 Stockholders' Equity
   Common Stock, Par Value $1, Authorized
    20,000,000 Shares, Issued 7,200,913
    and 7,189,937 Shares as of Dec. 31,
    2007 and Dec. 31, 2006, Respectively          7,201          7,190
   Paid in Capital                               24,420         24,257
   Retained Earnings                             52,087         46,417
   Restricted Stock - Unearned Compensation        (237)          (278)
   Accumulated Other Comprehensive Loss,
    Net of Tax                                      272           (975)
                                           ------------   ------------
                                                 83,743         76,611
                                           ------------   ------------
 Total Liabilities and Stockholders'
  Equity                                   $  1,207,238   $  1,213,504
                                           ============   ============

 Consolidated Statements of Income Colony Bankcorp, Inc.
 (in thousands except per share data)

                                  Quarter            Year-to-Date
                            Three Months Ended    Twelve Months Ended
                            12/31/07   12/31/06   12/31/07   12/31/06
                            ---------  ---------  ---------  ---------
                           (unaudited)(unaudited)(unaudited)(unaudited)
 Interest Income
   Loans, Including Fees    $  20,051  $  20,017  $  80,974  $  75,087
   Federal Funds Sold             274        577      1,478      2,035
   Deposits with Other Banks       32         41        143        133
   Investment Securities
    U.S. Government Agencies    1,689      1,483      6,438      5,199
    State, County and
     Municipal                    168        107        549        381
   Corporate Obligations/
    Asset-Backed Sec.              64         46        269        162
   Dividends on Other
    Investments                    84         80        309        283
                            ---------  ---------  ---------  ---------
                               22,336     22,351     90,160     83,280
                            ---------  ---------  ---------  ---------
 Interest Expense
   Deposits                    10,598     10,672     42,731     36,610
   Federal Funds Purchased          9          1         59         29
   Borrowed Money               1,339      1,197      4,911      4,753
                            ---------  ---------  ---------  ---------
                               11,946     11,870     47,701     41,392
                            ---------  ---------  ---------  ---------
 Net Interest Income           10,390     10,481     42,459     41,888
   Provision for Loan
   Losses                       3,253        997      5,931      3,987
                            ---------  ---------  ---------  ---------
 Net Interest Income After
   Provision for Loan
   Losses                       7,137      9,484     36,528     37,901
                            ---------  ---------  ---------  ---------

 Noninterest Income
   Service Charges on
    Deposits                    1,215      1,200      4,771      4,580
   Other Service Charges,
    Commissions and Fees          218        206        921        708
   Mortgage Fee Income            204        252        967        768
   Securities Gains                --         --        184         --
   Other                          168        130        974      1,133
                            ---------  ---------  ---------  ---------
                                1,805      1,788      7,817      7,312
                            ---------  ---------  ---------  ---------
 Noninterest Expense
   Salaries and Employee
    Benefits                    4,173      4,194     17,866     16,870
   Occupancy and Equipment      1,004      1,000      4,040      4,035
   Other                        2,773      2,284      9,674      8,939
                            ---------  ---------  ---------  ---------
                                7,950      7,478     31,580     29,844
                            ---------  ---------  ---------  ---------

 Income Before Income Taxes       992      3,794     12,765     15,369
 Income Taxes                     240      1,183      4,218      5,217
                            ---------  ---------  ---------  ---------
 Net Income                 $     752  $   2,611  $   8,547  $  10,152
                            =========  =========  =========  =========
 Net Income Per Share of
   Common Stock
    Basic                   $    0.10  $    0.36  $    1.19  $    1.41
                            =========  =========  =========  =========
    Diluted                 $    0.10  $    0.36  $    1.19  $    1.41
                            =========  =========  =========  =========
 Weighted Average Basic
   Shares Outstanding       7,192,026  7,179,017  7,188,696  7,176,894
                            =========  =========  =========  =========
 Weighted Average Diluted
   Shares Outstanding       7,194,514  7,179,017  7,197,331  7,177,737
                            =========  =========  =========  =========

CONTACT:  Colony Bankcorp, Inc.
          Terry L. Hester, Chief Financial Officer
          (229) 426-6002